Exhibit 99.1

NEWS RELEASE May 1, 2024

Tetra Tech Reports Record Second Quarter Results and

Raises Full Fiscal Year Guidance

•	Record Revenue $1.25 billion and Record Net Revenue $1.05 billion

•	Record Q2 EBITDA $135 million, up 28% Y/Y

•	Record Q2 EPS of $1.42, up 34% Y/Y

•	Increasing Fiscal Year 2024 Net Revenue and EPS full year guidance

Pasadena, California. Tetra Tech, Inc. (NASDAQ: TTEK), a leading provider of high-end consulting and engineering services in water, environment and sustainable infrastructure, today announced results for its second quarter ended March 31, 2024.

Second Quarter Highlights

•	Net Revenue[1] increased 9% to $1.05 billion

•	EBITDA[1] increased 28% to $135 million

•	EPS increased 34% Y/Y to $1.42

•	Largest second quarter backlog ever of $4.74 billion, up 11% Y/Y

•	Cashflow from operations of $103 million, up 17% Y/Y

•	Industry-leading DSO of 55 days

Recent Key Wins

•	$464 million multiple-award U.S. Army Environmental Remediation Services contract, investigating and remediating harmful contaminants, including PFAS at Army installations throughout the U.S.

•	$375 million multiple-award NASA Environmental contract, providing technical consultation and assessing innovative approaches to restore contaminated sites and improve climate resiliency

•	$150 million multiple-award U.S. Army Corps of Engineers contract, providing architect-engineering services to support sustainable infrastructure

•	$55 million single-award Environmental Services contract, closing and dewatering ponds and remediating combusted coal residuals

•	$22 million single-award U.K. Government Project Management and Design Services contract, designing building systems to reduce emissions and increase energy efficiency

1Non-GAAP financial measures which the Company believes provide valuable perspectives on its business results. Refer to tables in the Regulation G Information for reconciliations to the comparable GAAP metrics.

Executive Management Comments

Dan Batrack, Chairman and CEO, commented, “Tetra Tech continued our strong performance through the second quarter, including the expansion of our margins in GSG by 170 basis points and CIG by 320 basis points over the second quarter of last year. With increased profitability and record second quarter backlog, we are raising our full year guidance for net revenue and earnings, which represents forecasted EPS growth of 22% for fiscal 2024. We are looking forward to sharing our long-term strategy and 2030 vision for further revenue growth and margin expansion at our upcoming inaugural Investor Day on May 14th.”

Dr. Leslie Shoemaker, Chief Innovation and Sustainability Officer, stated, “As the leading high-end water consultancy in North America, we will highlight the newest market drivers for water and environment at our upcoming Investor Day, including our strategy for assisting our government and commercial clients in addressing EPA’s recent national PFAS regulations. Tetra Tech is an industry-leading expert for investigating and assessing the impacts of PFAS, including groundwater characterization work for the Department of Defense, award-winning municipal PFAS treatment designs, and removal of PFAS from fire-fighting foam in facilities world-wide. Tetra Tech’s Leading with Science® approach provides cost-effective, technology driven, multi-contaminant treatment solutions across the entire water cycle.”

Sustainability Report Issued on Earth Day 2024

Tetra Tech uses our Leading with Science® approach to develop innovative, sustainable solutions that support our clients in developing safe and resilient water supplies, net zero energy programs, and biodiversity protection. Our sustainability program and associated goals align with our ongoing commitment to the United Nations (UN) Global Compact, the UN Sustainable Development Goals, and the Science Based Targets Initiative.

Tetra Tech’s 2024 Sustainability Report, released on Earth Day, highlights progress on our environmental, social, and governance goals and our commitment to improving the lives of 1 billion people by 2030. Our Sustainability Report shows that cumulatively we have provided beneficial impacts for 625 million people and contributed to a reduction of 153 million metric tons of CO2e since our 2021 baseline assessment.

Quarterly Dividend and Share Repurchase Program

On April 29, 2024, Tetra Tech’s Board of Directors approved the Company’s 40th consecutive quarterly dividend at an amount of $0.29 per share, a 12% increase year-over-year, payable on May 31, 2024, to stockholders of record as of May 20, 2024. Tetra Tech has $348 million remaining under its $400 million share repurchase program.

Six-Month Results

Revenue for the six-month period was $2.48 billion and net revenue was $2.07 billion, each up 21%, respectively, over the same period in fiscal 2023. EBITDA was $266 million, up 27%. EPS was $2.81, an increase of 17% over last year.

Business Outlook

The following statements are based on current expectations. These statements are forward-looking, and the actual results could differ materially. These statements do not include the potential impact of transactions that may be completed or developments that become evident after the date of this release. The Business Outlook section should be read in conjunction with the information on forward-looking statements at the end of this release.

For fiscal 2024, Tetra Tech is raising EPS guidance to range from $6.15 to $6.25 and is raising net revenue guidance to range from $4.21 billion to $4.31 billion2. Tetra Tech expects EPS for the third quarter of fiscal 2024 to range from $1.50 to $1.55 and net revenue to range from $1.05 billion to $1.10 billion.

Second Quarter Earnings Webcast

Investors will have the opportunity to access a live audio-visual webcast on the Company’s Investor Relations website at tetratech.com/investors on May 2, 2024, at 8:00 a.m. (PT). The webcast replay will be available following the call.

Investor Day 2024

Tetra Tech will host its inaugural Investor Day on May 14, 2024 at 9:00 a.m. Eastern Time. A live webcast will be available on the Company’s Investor Relations website at tetratech.com/investors. To participate in the webcast, please register at https://www.tetratech.com/investorday2024.

About Tetra Tech

Tetra Tech is the leader in water, environment and sustainable infrastructure, providing high-end consulting and engineering services for projects worldwide. With 28,000 employees working together, Tetra Tech provides clear solutions to complex problems by Leading with Science® to address the entire water cycle, protect and restore the environment, design sustainable and resilient infrastructure, and support the clean energy transition. For more information about Tetra Tech, please visit tetratech.com or follow us on LinkedIn and Facebook.

CONTACTS:

Jim Wu, Investor Relations

Charlie MacPherson, Media & Public Relations

(626) 470-2844

2Reconciliation of the net revenue guidance to the most directly comparable GAAP measure is not available without unreasonable efforts because the Company cannot predict the magnitude and timing of all the components required to provide such reconciliation with sufficient precision.

Forward-Looking Statements

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The use of words such as "anticipate," "expect," "could," "may," "intend," "plan" and "believe," among others, generally identify forward-looking statements. These forward-looking statements are based on currently available operating, financial, economic and other information, and are subject to a number of risks and uncertainties. Readers are cautioned that these forward-looking statements are only predictions and may differ materially from actual future events or results. A variety of factors, many of which are beyond our control, could cause actual future results or events to differ materially from those projected in the forward-looking statements in this release, including but not limited to: continuing worldwide political and economic uncertainties; the U.S. Administration’s potential changes to fiscal policies; the cyclicality in demand for our overall services; the fluctuation in demand for oil and gas, and mining services; risks related to international operations; concentration of revenues from U.S. government agencies and potential funding disruptions by these agencies; dependence on winning or renewing U.S. government contracts; the delay or unavailability of public funding on U.S. government contracts; the U.S. government’s right to modify, delay, curtail or terminate contracts at its convenience; compliance with government procurement laws and regulations; the impact of global pandemics like COVID-19; credit risks associated with certain clients in certain geographic areas or industries; acquisition strategy and integration risks; goodwill or other intangible asset impairment; the failure to comply with worldwide anti-bribery laws; the failure to comply with domestic and international export laws; the failure to properly manage projects; the loss of key personnel or the inability to attract and retain qualified personnel; the ability of our employees to obtain government granted eligibility; the use of estimates and assumptions in the preparation of financial statements; the ability to maintain adequate workforce utilization; the use of the percentage-of-completion method of accounting; the inability to accurately estimate and control contract costs; the failure to adequately recover on our claims for additional contract costs; the failure to win or renew contracts with private and public sector clients; growth strategy management; backlog cancellation and adjustments; risks relating to cyber security breaches; the failure of partners to perform on joint projects; the failure of subcontractors to satisfy their obligations; requirements to pay liquidated damages based on contract performance; the adoption of new legal requirements; changes in resource management, environmental or infrastructure industry laws, regulations or programs; changes in bank and capital markets and the access to capital; credit agreement covenants; industry competition; liability related to legal proceedings, investigations, and disputes; the availability of third-party insurance coverage; the ability to obtain adequate bonding; employee, agent, or partner misconduct; employee risks related to international travel; safety programs; conflict of interest issues; liabilities relating to reports and opinions; liabilities relating to environmental laws and regulations; force majeure events; protection of intellectual property rights; stock price volatility; the ability to impede a business combination based on Delaware law and charter documents; and other risks and uncertainties as may be described in Tetra Tech’s periodic filings with the Securities and Exchange Commission, including those described in the “Risk Factors” section of Tetra Tech’s Annual Report on Form 10-K for the fiscal year ended October 1, 2023. Readers should not place undue reliance on forward-looking statements since such information speaks only as of the date of this release. Tetra Tech does not intend to update forward-looking statements and expressly disclaims any obligation to do so.

Non-GAAP Financial Measures

To supplement the financial results presented in accordance with generally accepted accounting principles in the United States (“GAAP”), we present certain non-GAAP financial measures within the meaning of Regulation G under the Securities Exchange Act of 1934, as amended. We provide these non-GAAP financial measures because we believe they provide a valuable perspective on our financial results. However, non-GAAP measures have limitations as analytical tools and should not be considered in isolation and are not in accordance with, or a substitute for, GAAP measures. In addition, other companies may define non-GAAP measures differently which limits the ability of investors to compare non-GAAP measures of Tetra Tech to those used by our peer companies. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is included in this release.

Tetra Tech, Inc

Balance Sheet - Unaudited

(unaudited - in thousands, except par value)

	March 31,	October 1,
	2024	2023
Assets
Current assets:
Cash and cash equivalents	$210,294	$168,831
Accounts receivable, net	1,037,883	974,535
Contract assets	102,991	113,939
Prepaid expenses and other current assets	128,753	98,719
Total current assets	1,479,921	1,356,024

Property and equipment, net	72,897	74,832
Right-of-use assets, operating leases	181,948	175,932
Goodwill	1,977,688	1,880,244
Intangible assets, net	175,611	173,936
Deferred tax assets	87,561	89,002
Other non-current assets	94,948	70,507
Total assets	$4,070,574	$3,820,477

Liabilities and Equity
Current liabilities:
Accounts payable	$215,644	$173,271
Accrued compensation	251,035	302,755
Contract liabilities	373,682	335,044
Short-term lease liabilities, operating leases	70,793	65,005
Current contingent earn-out liabilities	46,959	51,108
Other current liabilities	235,821	280,959
Total current liabilities	1,193,934	1,208,142

Deferred tax liabilities	17,647	14,256
Long-term debt	951,031	879,529
Long-term lease liabilities, operating leases	139,364	144,685
Non-current contingent earn-out liabilities	27,620	22,314
Other non-current liabilities	156,128	148,045

Equity:
Preferred stock - authorized, 2,000 shares of $0.01 par value; no shares issued and outstanding at March 31, 2024 and October 1, 2023	-	-
Common stock - authorized, 150,000 shares of $0.01 par value; issued and outstanding, 53,497 and 53,248 shares at March 31, 2024 and October 1, 2023, respectively	535	532
Additional paid-in capital	18,972	-
Accumulated other comprehensive loss	(156,546)	(195,295)
Retained earnings	1,721,833	1,598,196
Tetra Tech stockholders' equity	1,584,794	1,403,433
Noncontrolling interests	56	73
Total stockholders' equity	1,584,850	1,403,506
Total liabilities and stockholders' equity	$4,070,574	$3,820,477

Tetra Tech, Inc

Consolidated Statements of Income

(unaudited - in thousands, except per share data)

	Three Months Ended		Six Months Ended
	March 31,	April 2,	March 31,	April 2,
	2024	2023	2024	2023
Revenue	$1,251,616	$1,158,226	$2,479,883	$2,052,991
Subcontractor costs	(198,989)	(188,661)	(412,087)	(346,865)
Other costs of revenue	(845,132)	(798,719)	(1,669,803)	(1,382,035)
Gross profit	207,495	170,846	397,993	324,091
Selling, general and administrative expenses	(89,812)	(82,347)	(169,229)	(138,848)
Acquisition and Integration expenses	-	(19,944)	-	(23,705)
Contingent consideration - fair value adjustments	-	(7,544)	-	(8,477)
Income from operations	117,683	61,011	228,764	153,061
Interest expense, net	(9,883)	(13,323)	(19,461)	(18,695)
Other non-operating income	-	21,407	-	89,402
Income before income tax expense	107,800	69,095	209,303	223,768
Income tax expense	(31,341)	(26,254)	(57,864)	(64,212)
Net income	76,459	42,841	151,439	159,556
Net income attributable to noncontrolling interests	(13)	(11)	(21)	(20)
Net income attributable to Tetra Tech	$76,446	$42,830	$151,418	$159,536

Earnings per share attributable to Tetra Tech:
Basic	$1.43	$0.80	$2.83	$3.00
Diluted	$1.42	$0.80	$2.81	$2.98

Weighted-average common shares outstanding:
Basic	53,484	53,227	53,419	53,165
Diluted	53,875	53,627	53,825	53,595

Tetra Tech, Inc.

Consolidated Statements of Cash Flows

 (unaudited - in thousands)

	Six Months Ended
	March 31,	April 2,
	2024	2023
Cash flows from operating activities:
Net income	$151,439	$159,556
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	37,215	23,537
Amortization of stock-based awards	15,617	14,602
Deferred income taxes	(8,049)	20,978
Fair value adjustments to foreign currency forward contract	-	(89,402)
Fair value adjustments to contingent consideration	-	8,477
Other non-cash items	1,032	(884)
Changes in operating assets and liabilities, net of effects of business acquisitions:
Accounts receivable and contract assets	(23,195)	(36,545)
Prepaid expenses and other assets	(33,412)	(20,461)
Accounts payable	36,406	43,169
Accrued compensation	(74,291)	(42,872)
Contract liabilities	34,801	29,037
Income taxes receivable/payable	(18,556)	3,190
Other liabilities	(6,826)	741
Net cash provided by operating activities	112,181	113,123

Cash flows from investing activities:
Payments for business acquisitions, net of cash acquired	(71,796)	(854,319)
Settlement of foreign currency forward contract	-	109,306
Capital expenditures	(7,463)	(10,294)
Proceeds from sale of assets	98	88
Net cash used in investing activities	(79,161)	(755,219)

Cash flows from financing activities:
Proceeds from borrowings	180,000	975,889
Repayments on long-term debt	(110,000)	(249,667)
Shares repurchased for tax withholdings on share-based awards	(12,781)	(16,680)
Payments of contingent earn-out liabilities	(22,112)	(2,000)
Stock options exercised	1,462	91
Dividends paid	(27,781)	(24,428)
Principal payments on finance leases	(3,155)	(2,714)
Net cash provided by financing activities	5,633	680,491

Effect of exchange rate changes on cash and cash equivalents	2,810	7,899

Net increase in cash and cash equivalents	41,463	46,294
Cash and cash equivalents at beginning of period	168,831	185,094
Cash and cash equivalents at end of period	$210,294	$231,388

Supplemental information:
Cash paid during the period for:
Interest	$23,532	$18,791
Income taxes, net of refunds received of $2.4 million and $1.2 million	$84,916	$40,107

Tetra Tech, Inc.

Regulation G Information

March 31, 2024

Reconciliation of Revenue to Revenue, Net of Subcontractor Costs ("Net Revenue")

(in millions)

			2023							2024
	2021	2022	1st Qtr	2nd Qtr	6 Mos	3rd Qtr	9 Mos	4th Qtr	Total	1st Qtr	2nd Qtr	6 mos
Consolidated
Revenue	3,213.5	3,504.0	894.8	1,158.2	2,053.0	1,208.9	3,261.9	1,260.6	4,522.6	1,228.3	1,251.6	2,479.9
Subcontractor Costs	(661.3)	(668.5)	(158.2)	(188.7)	(346.9)	(221.4)	(568.3)	(203.2)	(771.5)	(213.1)	(199.0)	(412.1)
Net Revenue	2,551.6	2,835.5	736.6	969.5	1,706.1	987.5	2,693.6	1,057.4	3,751.1	1,015.2	1,052.6	2,067.8

GSG Segment
Revenue	1,772.9	1,820.9	471.1	563.3	1,034.3	531.0	1,565.4	593.5	2,158.9	575.0	597.1	1,172.2
Subcontractor Costs	(507.1)	(484.4)	(118.0)	(127.7)	(245.7)	(140.8)	(386.6)	(136.9)	(523.4)	(132.3)	(130.6)	(263.0)
Net Revenue	1,265.8	1,336.5	353.1	435.6	788.6	390.2	1,178.8	456.6	1,635.5	442.7	466.5	909.2

CIG Segment
Revenue	1,500.1	1,738.4	439.6	610.4	1,049.9	691.4	1,741.3	683.3	2,424.6	669.1	671.2	1,340.3
Subcontractor Costs	(214.3)	(239.3)	(56.0)	(76.4)	(132.4)	(94.0)	(226.4)	(82.6)	(309.0)	(96.6)	(85.1)	(181.7)
Net Revenue	1,285.8	1,499.1	383.6	534.0	917.5	597.4	1,514.9	600.7	2,115.6	572.5	586.1	1,158.6

Reconciliation of Net Income Attributable to Tetra Tech to Adjusted EBITDA

(in thousands)

			2023							2024
	2021	2022	1st Qtr	2nd Qtr	6 Mos	3rd Qtr	9 Mos	4th Qtr	Total	1st Qtr	2nd Qtr	6 mos
Net Income Attributable to Tetra Tech	232,810	263,125	116,706	42,830	159,536	60,235	219,771	53,649	273,420	74,972	76,446	151,418
Income Tax Expense	34,039	85,602	37,958	26,254	64,212	22,568	86,780	40,745	127,526	26,523	31,341	57,864
Interest Expense[1]	11,831	11,584	5,372	13,323	18,695	14,869	33,564	12,973	46,537	9,578	9,883	19,461
Depreciation	12,337	13,859	3,178	4,849	8,027	5,624	13,651	6,330	19,980	6,951	5,637	12,588
Amortization	11,468	13,174	3,438	12,072	15,510	14,060	29,570	11,656	41,226	12,533	12,094	24,627
FX Hedge Gain	-	(19,904)	(67,995)	(21,407)	(89,402)	-	(89,402)	-	(89,402)	-	-	-
EBITDA	302,485	367,440	98,657	77,921	176,578	117,356	293,934	125,353	419,287	130,557	135,401	265,958

Contingent Consideration	(3,273)	-	933	7,544	8,477	-	8,477	3,778	12,255	-	-	-
Acquisition & Integration Expenses[2]	-	-	3,761	19,944	23,705	2,107	25,812	23,742	49,554	-	-	-
COVID-19 Credits	-	(6,486)	-	-	-	-	-	-	-	-	-	-

Adjusted EBITDA	299,212	360,954	103,351	105,409	208,760	119,463	328,223	152,873	481,096	130,557	135,401	265,958

1 Includes write-off of deferred debt origination fees of $2.7M in Q1-23 and $1.1M in Q2-23

2 Includes lease impairment charge of $16.4M in Q4-23